Premises and Equipment, Net	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Premises and Equipment, Net
Premises and Equipment, Net

Premises and equipment, net, are summarized as follows:

	December 31,
	2016	2015
Land	$6,693,927	$6,693,927
Buildings and Improvements	20,299,729	20,040,102
Furniture and Equipment	11,620,148	11,142,428
Construction in Progress	1,702,791	236,019
Total Premises and Equipment	40,316,595	38,112,476
Less: Accumulated Depreciation	(19,118,911)	(17,995,558)
Total Premises and Equipment, Net	$21,197,684	$20,116,918

The Company broke ground on its fifteenth full-service branch location during the year ended December 31, 2016 which resulted in the increase in construction in progress noted above. At December 31, 2016, the Company had additional commitments related to the construction of this branch expected to be paid totaling $1.4 million.

Depreciation expense on premises and equipment was $1.4 million for the year ended December 31, 2016 and $1.2 million for each of the years ended December 31, 2015 and 2014. The Bank has entered into non-cancelable operating leases related to buildings and land.  At December 31, 2016, future minimum payments under non-cancelable operating leases with initial or remaining terms of one year or more are as follows (by fiscal year):

2017	$406,845
2018	303,874
2019	295,303
2020	295,303
2021	295,303
Thereafter	1,365,438
Total Future Minimum Payments	$2,962,066

Total rental expense was $399,000, $417,000, and $424,000 for the years ended December 31, 2016, 2015 and 2014, respectively. Five lease agreements with monthly expenses of $6,800, $800, $7,900, $8,600, and $10,000 have multiple renewal options totaling 30, 10, 15, 45, and 20 years, respectively.